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                                                                      EXHIBIT 23
                          COAST DENTAL SERVICES, INC.


INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in the Registration Statement (No. 333-25991) of Coast Dental Services, Inc. on Form S-8 of our report dated March 3, 2000, appearing in the Annual Report on Form 10-K of Coast Dental Services, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE, LLP

Tampa, Florida
March 30, 2000